UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2011
Broadcom Corporation
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California	92617

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) Broadcom Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (“2011 Annual Meeting”) on May 5, 2011. Each holder of the Company’s Class A common stock was entitled to one vote per share held, and each holder of Class B common stock was entitled to ten votes per share held.
(b) Proposal 1: At the 2011 Annual Meeting the shareholders elected each of the following nominees as directors, to serve on the Company’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. Each nominee received affirmative votes from more than a majority of the votes cast. The vote for each director was as follows:

	Total Affirmative Votes (1)	Total Withheld Votes (2)	Total Broker Non-Votes (3)
Nancy H. Handel	633,775,560	1,076,247	58,013,049
Eddy W. Hartenstein	590,192,226	44,659,581	58,013,049
Maria Klawe, Ph.D.	633,546,688	1,305,119	58,013,049
John E. Major	590,474,159	44,377,648	58,013,049
Scott A. McGregor	632,753,000	2,098,807	58,013,049
William T. Morrow	593,076,693	41,775,114	58,013,049
Henry Samueli, Ph.D.	630,491,201	4,360,606	58,013,049
John A.C. Swainson	632,238,344	2,613,463	58,013,049
Robert E. Switz	633,063,435	1,788,372	58,013,049

(1)	Includes (i) 270,259,110 Class B votes for Ms. Handel, Mr. McGregor, Dr. Samueli and Messrs. Swainson and Switz; (ii) 269,984,740 Class B votes for each of Messrs. Hartenstein and Morrow; (iii) 270,239,990 Class B votes for Dr. Klawe; and (iv) 269,965,620 Class B votes for Mr. Major.

(2)	Includes (i) 274,370 Class B votes withheld for each of Messrs. Hartenstein and Morrow; (ii) 19,120 Class B votes withheld for Dr. Klawe; and (iii) 293,490 Class B votes withheld for Mr. Major. No Class B votes were withheld for Ms. Handel, Dr. Samueli or Messrs. McGregor, Swainson or Switz.

(3)	Includes 1,895,310 Class B broker non-votes for each nominee.
Proposal 2: At the 2011 Annual Meeting the shareholders approved the compensation of the Company’s named executive officers, as described in the proxy statement, and cast their votes as follows:

	Class A	Class B
	Votes	Votes	Total Votes
For	316,443,911	269,965,620	586,409,531
Against	47,539,220	293,490	47,832,710
Abstain	609,566	0	609,566
Broker Non-Votes	56,117,739	1,895,310	58,013,049
Proposal 3: At the 2011 Annual Meeting the shareholders approved a three year vote on the frequency of future advisory votes on executive compensation and cast their votes as follows:

	Class A	Class B
	Votes	Votes	Total Votes
One Year	279,108,006	1,630,770	280,738,776
Two Years	10,073,740	0	10,073,740
Three Years	74,815,842	268,628,340	343,444,182
Abstain	595,109	0	595,109
Broker Non-Votes	56,117,739	1,895,310	58,013,049

Proposal 4: At the 2011 Annual Meeting the shareholders also voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 and cast their votes as follows:

	Class A	Class B
	Votes	Votes	Total Votes
For	419,370,821	272,154,420	691,525,241
Against	510,546	0	510,546
Abstain	829,069	0	829,069
Broker Non-Votes	N/A	N/A	N/A
Item 8.01 Other Events.
On May 6, 2011, the Company issued a related press release announcing the elections of Dr. Samueli and Dr. Klawe to the Board on May 5, 2011. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated May 6, 2011 of the Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation
May 9, 2011	By:	/s/ Eric K. Brandt
		Name:	Eric K. Brandt
		Title:	Executive Vice President and Chief Financial Officer